UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES
EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  March 30, 2007

CASCADE MICROTECH, INC.

(Exact name of registrant as specified in its charter)

OREGON	000-51072	93-0856709
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2430 N.W. 206th Avenue
Beaverton, Oregon 97006
(503) 601-1000

(Address, including zip code, and telephone number, including area code, of registrant’s principal executive offices)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.                                              ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

On April 3, 2007, Cascade Microtech, Inc., an Oregon corporation (“Cascade”), Gryphics Acquisition Corporation, a Minnesota corporation and a wholly-owned subsidiary of Cascade (“Merger Sub”), and Gryphics, Inc., a Minnesota corporation (“Gryphics”), entered into an Agreement and Plan of Merger (the “Merger Agreement”).  Pursuant to the Merger Agreement, on April 3, 2007, Gryphics was merged with and into Merger Sub, with Merger Sub continuing as the surviving corporation and a wholly-owned subsidiary of Cascade (the “Merger”).  In the Merger, Cascade acquired all of the outstanding capital stock of Gryphics for approximately $13,671,000 in cash and 842,753 shares of Cascade common stock (the “Shares”), valued at approximately $12,000,000 based on the average closing price of Cascade common stock for the ten consecutive trading days ending on March 27, 2007.  The cash portion of the purchase price is subject to a post-closing adjustment to reflect changes in balance sheet items before the closing date.  An amount equal to approximately $1,284,000 in cash will be subject to an escrow agreement for one year to secure the indemnification obligation of the shareholders of Gryphics.  The Merger is intended to qualify as a tax-free reorganization under Section 368(a) of the Internal Revenue Code of 1986, as amended.  The foregoing description of the Merger Agreement does not purport to be complete and is qualified in its entirety by reference to the complete text of the Merger Agreement, which is filed as Exhibit 2.1 to this Report.

The amount of the consideration paid in the Merger was determined through arms-length negotiations between representatives of Cascade and Gryphics.  Prior to the date of the Merger Agreement, no material relationship existed between Cascade and Gryphics or any of its affiliates, any director or officer of Cascade, or any associate of any such director or officer.  In connection with the Merger, Cascade entered into an employment agreement with James J. Rathburn, who was the President of Gryphics.

Prior to the Merger, Gryphics was a privately held company that designs, manufactures, and markets a range of high performance socket products used for final production and evaluation testing of packaged semiconductor integrated circuits.  Cascade expects to continue the operations of Gryphics at its existing Plymouth, Minnesota facilities.

In connection with the Merger, Cascade and the shareholders of Gryphics entered into a Shareholders Agreement dated April 3, 2007 (the “Shareholders Agreement”).  Pursuant to the terms of the Shareholders Agreement, Cascade has agreed to file with the Securities and Exchange Commission a registration statement on Form S-3 covering the resale of the Shares by the Gryphics shareholders, and the Gryphics shareholders have made certain representations and warranties to Cascade and have agreed not to sell, transfer or otherwise dispose of the Shares, except in compliance with the requirements of the Securities Act of 1933, as amended (the “Securities Act”).  The foregoing description of the Shareholders Agreement does not purport to be complete and is qualified in its entirety by reference to the complete text of the Shareholders Agreement, which is filed as Exhibit 10.1 to this Report.

On April 4, 2007, Cascade issued a press release announcing the completion of its acquisition of Gryphics.  A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated by reference herein.

Item 2.01                                                 COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS

The information required by this Item is incorporated by reference from Item 1.01 above.

Item 3.02                                                 UNREGISTERED SALES OF EQUITY SECURITIES

In the Merger, as described in Item 1.01 above, Cascade issued the Shares to the seven shareholders of Gryphics.  The issuance of the Shares has not been registered under the Securities Act.  The Shares were issued in reliance upon the exemption from the registration requirements of the Securities Act, provided by Section 4(2) of the Securities Act.  Pursuant to the requirements of the Shareholders Agreement, Cascade intends to file with the Securities and Exchange Commission a registration statement on Form S-3 that will cover the resale of the Shares by the Gryphics shareholders.

Item 5.02                                                 DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS

On March 30, 2007, the Company’s Board of Directors approved the Executive Compensation Plan for the six-month period ending June 30, 2007 (the “Executive Compensation Plan”).  The Executive Compensation Plan establishes target bonus levels for each participant and will be paid based on the achievement of certain goals.  A copy of the Executive Compensation Plan is filed as Exhibit 10.2 to this report and is incorporated herein by reference.

Item 9.01.                                              FINANCIAL STATEMENTS AND EXHIBITS

(a)           Financial Statements of Business Acquired

It is impracticable to provide the financial information required under this Item as of the date this Current Report on Form 8-K must be filed.  The required financial statements will be filed as an amendment to this Form 8-K as soon as practicable, but not later than 71 days after the date this Current Report on Form 8-K must be filed.

(b)           Pro Forma Financial Statements

It is impracticable to provide the pro forma financial information required under this Item as of the date this Current Report on Form 8-K must be filed.  The required pro forma financial statements will be filed as an amendment to this Form 8-K as soon as practicable, but not later than 71 days after the date this Current Report on Form 8-K must be filed.

(d)           Exhibits.

2.1                                 Agreement and Plan of Merger by and among Cascade Microtech, Inc., Gryphics Acquisition Corporation and Gryphics, Inc., dated as of April 3, 2007.*

10.1                           Shareholders Agreement by and among Cascade Microtech, Inc. and each of the shareholders of Gryphics, Inc. dated as of April 3, 2007.

10.2         Executive Compensation Plan for the Six-Month Period Ending June 30, 2007.

99.1         Press Release issued by Cascade Microtech, Inc. dated April 4, 2007.

*Schedules and similar attachments to the Agreement and Plan of Merger and Reorganization have been omitted pursuant to Item 601(b)(2) of Regulation S-K.  The Registrant will furnish supplementally a copy of any omitted schedule or similar attachment to the Securities and Exchange Commission upon request.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized on April 5, 2007.

CASCADE MICROTECH, INC.
(Registrant)

By	/s/ Steven Sipowicz
Steven Sipowicz
Vice President and Chief Financial Officer